Trade and other receivables	12 Months Ended
Mar. 31, 2023
Trade and other receivables [abstract]
Trade and other receivables
19. Trade and other receivables

Trade and other receivables include amounts which are due from our customers for services we have provided, accrued income which has not yet been billed, prepayments, contract assets where certain milestones are required to be fulfilled and other receivables that are expected to be settled within 12 months.

Trade and other receivables are initially recognised at fair value, except for trade receivables that do not have a significant financing component which are measured at transaction price, and are subsequently measured at amortised cost, less any appropriate allowances for estimated irrecoverable amounts.

	2023	2022
	£m	£m
Trade receivables	2,583	2,661
Accrued income	1,126	1,110
Provision for impairment of receivables and accrued income	(560)	(741)
Trade receivables and accrued income, net	3,149	3,030
Prepayments	442	429
Contract assets	49	33
Other receivables	243	223
	3,883	3,715
Trade receivables are non-interest-bearing and generally have a term of up to 60 days. Due to their short maturities, the fair value of trade and other receivables approximates their carrying value. The maximum exposure of trade and other receivables to credit risk is the carrying amount reported on the balance sheet.
Provision for impairment of receivables
A provision for credit losses is recognised at an amount equal to the expected credit losses that will arise over the lifetime of the trade receivables and accrued income.

	2023	2022
	£m	£m
At 1 April	741	672
Exchange adjustments	51	31
Charge for the year, net of recoveries	220	167
Uncollectible amounts written off	(452)	(124)
Reclassification to held for sale (note 10)	—	(5)
At 31 March	560	741
The trade receivables balance, accrued income balance and provisions balance split by geography are as follows:

	As at 31 March 2023			As at 31 March 2022
	UK	US	Total	UK	US	Total
	£m	£m	£m	£m	£m	£m
Trade receivables	223	2,360	2,583	352	2,309	2,661
Accrued income	650	476	1,126	715	395	1,110
Provision for impairment of receivables and accrued income	(11)	(549)	(560)	(43)	(698)	(741)
	862	2,287	3,149	1,024	2,006	3,030
There are no retail customers in the UK businesses. A provision matrix is not used in the UK, as an assessment of expected losses on individual debtors is performed and the provision is not material.
In the US, £2,325 million (2022: £2,243 million) of the trade receivables and accrued income balance is attributable to retail customers. For non-retail US customer receivables, a provision matrix is not used and expected losses are determined on individual debtors.
The provision for retail customer receivables in the US is calculated based on a series of provision matrices which are prepared by regulated entity and by customer type. The expected loss rates in each provision matrix are based on historical loss rates adjusted for current and forecast economic conditions at the balance sheet date. The inclusion of forward-looking information in the provision matrix-setting process under IFRS 9 results in loss rates that reflect expected future economic conditions and the recognition of an expected loss on all debtors even where no loss event has occurred.
In March 2020, the Group’s US distribution business temporarily ceased certain customer cash collection activities in response to regulatory instructions and to changes in State, Federal and City level regulations and guidance, and actions to minimise risk to the Group’s employees as a result of COVID-19. At that time, the Group also ceased customer termination activities as requested by relevant local authorities and this resulted in the recognition of additional expected credit losses. Cash collection and customer termination activities subsequently resumed in New England and New York during the year ended 31 March 2022.
In the years ended 31 March 2023 and 2022, the Group’s US distribution businesses have also been supported by certain government and state COVID-19 funding programmes, including the Arrears Management Program in New York aimed to provide low-income customers with COVID-19 relief via one-time bill credits. This year, in connection with the Arrears Management Program, the Group has written off £270 million ($333 million) of COVID-19-related trade receivables. This has been funded via the receipt of £44 million ($51 million) of government funding in the year, with the remainder to be recovered through future rates over future periods.
19. Trade and other receivables continued
Provision for impairment of receivables continued
In calculating our provision for impairment of receivables at 31 March 2023, we were able to incorporate the actual cash collection levels experienced for the three years since the start of the pandemic to determine the expected loss rates per category of outstanding receivable by operating company. These were benchmarked against provision matrices run on pre‑COVID-19 behaviour and data. Factored into our analysis are expected cash collections based on the resumed collection activities in New England and New York, as well as the impacts of government and state funding programmes and the outlook for the wider macroeconomic environment. The resulting rates are summarised in the provision matrix shown below.
Based on our review, we recognised a charge of £215 million (2022: £139 million) which represents our best estimate based on the information available. We based our review on certain macroeconomic factors, including unemployment levels, inflation, average commodity rate changes and our experience regarding debtor recoverability since the start of the COVID-19 pandemic. In performing our review of actual cash collection levels, we also factored in the impacts of government and state COVID-19 funding programmes in order to reflect an expected collection rate.
The average expected loss rates and gross balances for the retail customer receivables in our US operations are set out below. The decreases in expected loss rates applied to amounts less than 12 months past due are primarily attributable to the resumption of cash collection activities since the prior year, while the increase in the average loss rate applied to amounts over 12 months reflects the increased risk of non-collection in light of wider macroeconomic factors, as well as the reduced likelihood of recoverability given the significant ageing of the amounts within this category.

	2023		2022
	%	£m	%	£m
Accrued income	3	462	5	382
0 – 30 days past due	3	838	5	731
30 – 60 days past due	13	235	20	213
60 – 90 days past due	23	139	32	123
3 – 6 months past due	32	189	41	161
6 – 12 months past due	43	178	56	177
Over 12 months past due	88	284	71	456
		2,325		2,243
US retail customer receivables are not collateralised. Trade receivables are written off when regulatory requirements are met. Write-off policies vary between jurisdictions as they are aligned with the local regulatory requirements, which differ between regulators. There were no significant amounts written off during the period that were still subject to enforcement action. Our internal definition of default is aligned with that of the individual regulators in each jurisdiction.
For further information on our wholesale and retail credit risk, refer to note 32(a).